Exhibit 99.1

FG FINANCIAL GROUP SPAC PLATFORM INVESTMENT ALDEL FINANCIAL COMPLETES IPO

St. Petersburg, FL – April 16, 2021 – FG Financial Group, Inc. (Nasdaq: FGF) (the “Company”), is pleased to announce today that its first SPAC Platform investment, Aldel Financial (“Aldel”) (NYSE: ADF.U), successfully completed its IPO.

Aldel is led by Rob Kauffman, who was the co-founder, principal and member of the board of directors of Fortress Investment Group, from its founding in 1998 until 2012. Aldel is primarily targeting companies exiting a restructuring process, or that otherwise have transient current shareholders, and would benefit from becoming a public company. Mr. Kauffman has committed to a $20 million forward purchase agreement with Aldel which we believe further aligns his interests with investors.

“Aldel has a unique SPAC strategy and we are excited to be investors alongside Rob Kauffman,” said Larry Swets, Chief Executive Officer. “Rob played a vital role in Fortress’s evolution from a boutique to one of the industry’s largest and most diverse investment managers. This is FG Financial’s second SPAC investment, and first under our recently created SPAC Platform. FG Financial’s leadership team has over 15 years of SPAC experience as principals and investors, and we look forward to leveraging our expertise and resources to continue to build our SPAC Platform and anticipate investing in similar transactions in the future.”

In the aggregate, FGF’s investment in Aldel directly and through its subsidiaries represents potential beneficial ownership of approximately 551,000 Aldel founder shares and approximately 321,000 warrants at an exercise price of $15 per share.

FGF reported an initial investment in Aldel as a subsequent event in its Form 10-K filed on March 18, 2021. The investment was entered into by FGF subsidiary FG SPAC Partners, LP (“FGSP”) as part of FGF’s SPAC Platform strategy. FGF holds a limited partner interest of approximately 49% in FGSP directly and through its subsidiaries. Certain directors and officers of FGF also hold limited partner interests in FGSP.

Following Aldel’s IPO, FGSP’s overall investment in Aldel includes:

●	537,500 Aldel founder shares at a cost of $4,674, assuming the overallotment in Aldel has been fully exercised by the underwriters,
●	650,000 warrants at an exercise price of $15, which were acquired at a cost of $65,000.

In addition to its allocation in FGSP, FGF invested $1 million in Aldel, through FG Special Situations Fund, LP, which represents potential beneficial ownership of approximately 286,000 Aldel founder shares, resulting in a total 551,000 direct and indirect shares

FG Financial Group, Inc.

FG Financial Group, Inc., is a reinsurance and investment management holding company focused on opportunistic collateralized and loss capped reinsurance, while allocating capital to SPAC and SPAC sponsor-related businesses. The Company’s principal business operations are conducted through its subsidiaries and affiliates.

Forward Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These statements are therefore entitled to the protection of the safe harbor provisions of these laws. These statements may be identified by the use of forward-looking terminology such as “anticipate,” “believe,” “budget,” “can,” “contemplate,” “continue,” “could,” “envision,” “estimate,” “expect,” “evaluate,” “forecast,” “goal,” “guidance,” “indicate,” “intend,” “likely,” “may,” “might,” “outlook,” “plan,” “possibly,” “potential,” “predict,” “probable,” “probably,” “pro-forma,” “project,” “seek,” “should,” “target,” “view,” “will,” “would,” “will be,” “will continue,” “will likely result” or the negative thereof or other variations thereon or comparable terminology. In particular, discussions and statements regarding the Company’s future business plans and initiatives are forward-looking in nature. We have based these forward-looking statements on our current expectations, assumptions, estimates, and projections. While we believe these to be reasonable, such forward-looking statements are only predictions and involve a number of risks and uncertainties, many of which are beyond our control. These and other important factors may cause our actual results, performance, or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements, and may impact our ability to implement and execute on our future business plans and initiatives. Management cautions that the forward-looking statements in this release are not guarantees of future performance, and we cannot assume that such statements will be realized or the forward-looking events and circumstances will occur. Factors that might cause such a difference include, without limitation: risks associated with our limited business operations since the sale of our insurance operations in December 2019 (the “Asset Sale”); risks associated with our inability to identify and realize business opportunities, and the undertaking of any new such opportunities, following the Asset Sale; our ability to spend or invest the net proceeds from the Asset Sale in a manner that yields a favorable return; general conditions in the global economy, including the impact of health and safety concerns from the current outbreak of the COVID-19 coronavirus; our lack of operating history or established reputation in the reinsurance industry; our inability to obtain or maintain the necessary approvals to operate reinsurance subsidiaries; risks associated with operating in the reinsurance industry, including inadequately priced insured risks, credit risk associated with brokers we may do business with, and inadequate retrocessional coverage; our inability to execute on our investment and investment management strategy, including our strategy to invest in real estate assets; potential loss of value of investments; risk of becoming an investment company; fluctuations in our short-term results as we implement our new business strategy; risks of not being unable to attract and retain qualified management and personnel to implement and execute on our business and growth strategy; failure of our information technology systems, data breaches and cyber-attacks; our ability to establish and maintain an effective system of internal controls; our limited operating history as a publicly traded company; the requirements of being a public company and losing our status as a smaller reporting company or becoming an accelerated filer; any potential conflicts of interest between us and our controlling stockholders and different interests of controlling stockholders; potential conflicts of interest between us and our directors and executive officers; volatility or decline of the shares of FedNat Holding Company common stock received by us as consideration in the Asset Sale or limitations and restrictions with respect to our ownership of such shares; risks of being a minority stockholder of FedNat Holding Company; and risks of our inability to continue to satisfy the continued listing standards of the Nasdaq following completion of the Asset Sale.

Our expectations and future plans and initiatives may not be realized. If one of these risks or uncertainties materialize, or if our underlying assumptions prove incorrect, actual results may vary materially from those expected, estimated or projected. You are cautioned not to place undue reliance on forward-looking statements. The forward-looking statements included or incorporated by reference to the Form 10-K are made only as of the date hereof and do not necessarily reflect our outlook at any other point in time. We do not undertake and specifically decline any obligation to update any such statements or to publicly announce the results of any revisions to any such statements to reflect new information, future events or developments.

INVESTOR RELATIONS:

The Equity Group Inc.

Jeremy Hellman, CFA

Vice President

(212) 836-9626 / jhellman@equityny.com